Note 9 - Long-term Debt (Tables)	12 Months Ended
Dec. 31, 2022
Notes Tables
Schedule of Maturities of Long-Term Debt [Table Text Block]
2023	$5,551

Total payments	5,551
Less amount representing interest	(134)

Notes payable, gross	5,417
Less: Unamortized portion of EOT Fee	(26)
Less: Unamortized discount on notes payable	(28)

Long-term debt	5,363
Less current portion	(5,363)

Long-term debt, net of current portion	$—